UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2003

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana	70363
(Address of principal executive offices)	(Zip Code)

(504) 851-3833

(Registrant's telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

            On June 18, 2003, Trico Marine Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

(a)	Exhibits.

	99	Press release issued by Trico Marine Services, Inc. on June 18, 2003, announcing the resignation of its Chief Financial Officer, Victor M. Perez.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
	By:	/s/ Victor M. Perez
Victor M. Perez
Vice President, Chief Financial Officer, and Treasurer

Dated: June 19, 2003